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                                                                    EXHIBIT 23.1


                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2000 relating to the financial statements of AVANT Immunotherapeutics, Inc., which appears in AVANT Immunotherapeutics, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Boston, Massachusetts
December 22, 2000